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                                                                      Exhibit 24

                                POWER OF ATTORNEY
      Teledyne Technologies Incorporated - 1999 Annual Report on Form 10-K

         The undersigned directors and officers of Teledyne Technologies Incorporated, a Delaware corporation ("TDY"), do hereby constitute and appoint John T. Kuelbs and Melanie S. Cibik, or either of them, our true and lawful attorneys and agents, to execute, file and deliver the Annual Report on Form 10-K of TDY for its 1999 fiscal year ("Form 10-K"), in our name and on our behalf in our capacities as directors and officers of TDY as listed below, and to do any and all acts or things, in our name and on our behalf in our capacities as directors and officers of TDY as listed below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable TDY to comply with the Securities Exchange Act of 1934 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Form 10-K (including without limitation executing, filing and delivering any amendments to the Form 10-K), and the undersigned do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

         Witness the due execution hereof as of March 9, 2000.


/s/   Thomas A. Corcoran            Chairman and Director
-----------------------------
Thomas A. Corcoran


/s/   Robert Mehrabian              President and Chief and Chief Executive Officer
-----------------------------       (Principal Executive Officer) and Director
Robert Mehrabian


/s/   Stefan C. Riesenfeld          Executive Vice President and Chief Financial
-----------------------------       Officer (Principal Financial Officer)
Stefan C. Riesenfeld


/s/   Dale A. Schnittjer            Controller (Principal Accounting Officer)
-----------------------------
Dale A. Schnittjer


/s/   Robert P. Bozzone             Director
-----------------------------
Robert P.  Bozzone


/s/   Paul S. Brentlinger           Director
-----------------------------
Paul S. Brentlinger


/s/   Frank V. Cahouet              Director
-----------------------------
Frank V. Cahouet


/s/   Diane C. Creel                Director
-----------------------------
Diane C. Creel


/s/   C. Fred Fetterolf             Director
-----------------------------
C. Fred Fetterolf


/s/   Charles J. Queenan, Jr.       Director
-----------------------------
Charles J. Queenan, Jr.